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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                      the Securites Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                 May 2, 1995
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                           Wang Laboratories, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)

              1-5677                                 04-2192707
    ------------------------             --------------------------------
    (Commission File Number)             (IRS Employer Identification No.)


     One Industrial Avenue, Lowell, Massachusetts                 01851
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     (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (508) 459-5000
                                                         --------------

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ITEM 5.  OTHER EVENTS
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        On May 2, 1995 Wang Laboratories, Inc. ("Wang") announced its earnings for the quarter ended March 31, 1995. A press release prepared by Wang on May 2, 1995 is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (c)  Exhibits

Item                  Description
- ----                  -----------

99.                   Press Release Announcing
                        Earnings for the Quarter
                        Ending March 31, 1995
















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                                  SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WANG LABORATORIES, INC.




       May 3, 1995                               /s/  Albert A. Notini
Dated: ____________________________          By: ____________________________
                                                 Albert A. Notini,
                                                 Senior Vice President,
                                                  General Counsel and
                                                  Secretary

















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

                                EXHIBIT INDEX


Exhibit No.                   Description                      Page No.
- -----------                   -----------                      --------
99.                           Press Release Announcing
                               Earnings for the Quarter
                               Ending March 31, 1995

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